UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

☒ Definitive Additional Materials

VIEWBIX INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

SUPPLEMENT TO

DEFINITIVE INFORMATION STATEMENT

OF

VIEWBIX INC.

11 Derech Menachem Begin Street,

Ramat Gan, Israel

Tel: +972 9-774-1505

EXPLANATORY NOTE

The following information supplements and amends the Viewbix Inc. (“the “Corporation”) Information Statement on Schedule 14C furnished to Stockholders on February 25, 2022 (the “Information Statement” and the “Supplement”, respectively), in connection with the Stockholder Consent, dated February 13, 2022 to approve the amended and restated certificate of incorporation of the Corporation in order to effect, among others, a name change from “Viewbix Inc.” to “Gix Media, Inc.” (the “Name Change” and the “Initial Amended and Restated Certificate”, respectively). All references to defined terms not defined in this Supplement shall have the meanings ascribed to them in the Information Statement.

This Supplement is being filed with the SEC on June 8, 2022.

The Information Statement Contains Important Additional Information and this

Supplement Should be Read in Conjunction with the Information Statement.

SUPPLEMENTAL INFORMATION

On May 31, 2022, the Corporation’s board of directors (the “Board”) determined that it is not advisable and in the best interest of the Corporation and its Stockholders to effect the Name Change. Accordingly, the Board approved, and recommended the Stockholders approve, the removal of the Name Change from the Initial Amended and Restated Certificate, and therefore approve the amended and restated certificate of incorporation, in accordance with the version attached herein as Exhibit A (the “New Amended and Restated Certificate”).

On May 31, 2022, the Majority Consenting Stockholders approved the New Amended and Restated Certificate (the “New Stockholder Consent”), which shall enter into effect simultaneous with and contingent upon the closing of the Merger Agreement, as further described in the Information Statement.

A copy of the form of the New Stockholder Consent is attached as Exhibit B to this Supplement.

As of May 31, 2022 (the “New Record Date”), there were 34,753,669 shares of our Common Stock issued and outstanding and there were no shares of preferred stock outstanding.

As of the New Record Date, the Majority Consenting Stockholders held 25,426,446 shares of Common Stock, which is 73.15% of the Common Stock as of the New Record Date. Accordingly, no other stockholder consents will be obtained in connection with this Supplement. The table below sets forth the ownership interests of the Majority Consenting Stockholders as of the New Record Date:

Name of Majority Stockholder	Number of Shares of Common Stock that Voted in Favor of the Resolutions	Percentage of Common Stock that Voted in Favor of the Resolutions(1)
Gix Internet Ltd.	20,281,085	58.35%
L.I.A. Pure Capital Ltd.	1,831,427	5.27%
Amir Uziel Economic Consultant Ltd.	1,523,267	4.38%
Capitalink Ltd.	1,790,667	5.15%
Total	25,426,446	73.15%

(1) Applicable percentage ownership is based on 34,753,669 shares of Common Stock outstanding as of the New Record Date.

Except as described in this Supplement, the information disclosed in the Information Statement remains in full force. To the extent that information in this Supplement differs from information disclosed in Information Statement, the information in this Supplement will apply.

This Supplement is being sent to you for information purposes only and you are not required to take any action.

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy

By order of the Board of Directors of

VIEWBIX INC.

11 Derech Menachem Begin Street,

Ramat Gan, Israel

Tel: +972 9-774-1505

June 8, 2022

By:	/s/ Amihay Hadad
Amihay Hadad
Director, Chief Executive Officer and Chief Financial Officer

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

VIEWBIX INC.

Viewbix Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

1. The Corporation was originally incorporated under the name Zaxis International, Inc. by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Ohio in 1989.

2. This Amended and Restated Certificate of Incorporation (the “Restated Certificate”), which amends, restates and further integrates the certificate of incorporation of the Corporation as heretofore in effect, has been approved by the Board of Directors of the Corporation (the “Board of Directors”) in accordance with Sections 242 and 245 of the DGCL, and has been adopted by the written consent of the stockholders of the Corporation in accordance with Section 228 of the DGCL.

3. The text of the certificate of incorporation of the Corporation, as heretofore amended, is hereby amended and restated by this Restated Certificate to read in its entirety as set forth in EXHIBIT A attached hereto.

IN WITNESS WHEREOF, Viewbix Inc. has caused this Restated Certificate to be signed by a duly authorized office of the Corporation, on ____________, 2022.

Viewbix Inc., a Delaware corporation

By:
Name:
Title:

[Signature Page to Viewbix Inc. Certificate of Incorporation]

EXHIBIT A

ARTICLE I

The name of the corporation is “Viewbix Inc.” (the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 16192 Coastal Highway, in the City of Lewes, County of Sussex, Zip Code 19958. The name of its registered agent at such address is Harvard Business Services, Inc.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”) as it now exists or may hereafter be amended and supplemented.

ARTICLE IV

The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of capital stock which the Corporation shall have authority to issue is 500,000,000. The total number of shares of Common Stock that the Corporation is authorized to issue is 490,000,000, having a par value of $0.0001 per share, and the total number of shares of Preferred Stock that the Corporation is authorized to issue is 10,000,000, having a par value of $0.0001 per share.

Without any other action on the part of the Corporation or any other person, effective upon the filing of this Restated Certificate with the Secretary of State of the State of Delaware (the “Effective Time”), each share of Common Stock issued and outstanding immediately prior to the Effective Time (collectively, the “Pre-Split Common Stock”) shall automatically and without any action on the part of the holder thereof be reclassified such that each twenty-eight (28) shares of Common Stock shall become one share of Common Stock (such reduction and resulting combination of shares is designated as the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.0001 per share and the authorized share capital shall remain as set forth above in this Article IV. Each holder of Pre-Split Common Stock shall be entitled to receive a number of shares equal to the number of shares represented by such certificate or certificates of such holder’s Pre-Split Common Stock divided by twenty-eight (28) and then rounded up to the nearest whole number. No fractional shares will be issued in connection with our following the Reverse Stock Split.

The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote thereon.

ARTICLE V

The designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation are as follows:

A. COMMON STOCK.

1. General. The voting, dividend, liquidation, and other rights and powers of the Common Stock are subject to and qualified by the rights, powers and preferences of any series of Preferred Stock as may be designated by the Board of Directors of the Corporation (the “Board of Directors”) and outstanding from time to time.

2. Voting. Except as otherwise provided herein or expressly required by law, each holder of Common Stock, as such, shall be entitled to vote on each matter submitted to a vote of stockholders and shall be entitled to one (1) vote for each share of Common Stock held of record by such holder as of the record date for determining stockholders entitled to vote on such matter. Except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Restated Certificate (including any Certificate of Designation (as defined below)) that relates solely to the rights, powers, preferences (or the qualifications, limitations or restrictions thereof) or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Restated Certificate (including any Certificate of Designation) or pursuant to the DGCL.

Subject to the rights of any holders of any outstanding series of Preferred Stock, the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.

3. Dividends. Subject to applicable law and the rights and preferences of any holders of any outstanding series of Preferred Stock, the holders of Common Stock, as such, shall be entitled to the payment of dividends on the Common Stock when, as and if declared by the Board of Directors in accordance with applicable law.

4. Liquidation. Subject to the rights and preferences of any holders of any shares of any outstanding series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the funds and assets of the Corporation that may be legally distributed to the Corporation’s stockholders shall be distributed among the holders of the then outstanding Common Stock pro rata in accordance with the number of shares of Common Stock held by each such holder.

B. PREFERRED STOCK

Shares of Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the creation and issuance of such series adopted by the Board of Directors as hereinafter provided.

Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designation relating thereto in accordance with the DGCL (a “Certificate of Designation”), to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolution or resolutions providing for the creation and issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law and this Restated Certificate (including any Certificate of Designation). Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Restated Certificate (including any Certificate of Designation).

The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.

ARTICLE VI

For the management of the business and for the conduct of the affairs of the Corporation it is further provided that:

A. Subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, the directors of the Corporation shall be classified with respect to the time for which they severally hold office into three classes, designated as Class I, Class II and Class III. The initial Class I directors shall serve for a term expiring at the first annual meeting of the stockholders following the consummation of that Agreement and Plan of Merger, dated December 5, 2021 (the “Effective Time”); the initial Class II directors shall serve for a term expiring at the second annual meeting of the stockholders following the Effective Time; and the initial Class III directors shall serve for a term expiring at the third annual meeting following the Effective Time. At each annual meeting of stockholders of the Corporation beginning with the first annual meeting of stockholders following the Effective Time, subject to any special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director shall hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation, disqualification or removal. No decrease in the number of directors shall shorten the term of any incumbent director. The Board of Directors is authorized to assign members of the Board of Directors already in office to Class I, Class II and Class III.

B. Except as otherwise expressly provided by the DGCL or this Restated Certificate, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted from time to time by the Board of Directors.

C. Subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, the Board of Directors or any individual director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least two-thirds of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote at an election of directors.

D. Subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, except as otherwise provided by law, any vacancies on the Board of Directors resulting from death, resignation, disqualification, retirement, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall be filled exclusively by the affirmative vote of a majority of the directors then in office, even though less than a quorum, or by a sole remaining director (other than any directors elected by the separate vote of one or more outstanding series of Preferred Stock), and shall not be filled by the stockholders. Any director appointed in accordance with the preceding sentence shall hold office until the expiration of the term of the class to which such director shall have been appointed or until his or her earlier death, resignation, retirement, disqualification, or removal.

E. Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal and other features of such directorships shall be governed by the terms of this Certificate of Incorporation (including any Certificate of Designation). Notwithstanding anything to the contrary in this Article VI, the number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed pursuant to paragraph B of this Article VI, and the total number of directors constituting the whole Board of Directors shall be automatically adjusted accordingly. Except as otherwise provided in the Certificate of Designation(s) in respect of one or more series of Preferred Stock, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such Certificate of Designation(s), the terms of office of all such additional directors elected by the holders of such series of Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such director thereupon shall cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall automatically be reduced accordingly.

F. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal Bylaws of the Corporation. In addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Certificate of Incorporation (including any Certificate of Designation in respect of one or more series of Preferred Stock) or the Bylaws of the Corporation, the adoption, amendment or repeal of the Bylaws of the Corporation by the stockholders of the Corporation shall require the affirmative vote of the holders of at least two-thirds of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote generally in an election of directors.

G. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

ARTICLE VII

A. Unless otherwise prohibited under exchange rules, and for so long as the Corporation’s Common Stock is not approved for listing on the Nasdaq Stock Market LLC, any action required or permitted to be taken by the stockholders of the Corporation may be taken by written consent in lieu of a meeting signed by the stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with the applicable provisions of the DGCL. Notwithstanding the foregoing, any action required or permitted to be taken by the holders of any series of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable Certificate of Designation relating to such series of Preferred Stock, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares of the relevant series of Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with the applicable provisions of the DGCL.

B. Subject to the special rights of the holders of one or more series of Preferred Stock, special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, at any time only by or at the direction of the Board of Directors, the Chairperson of the Board of Directors, the Chief Executive Officer or President, and shall not be called by any other person or persons.

C. Advance notice of stockholder nominations for the election of directors and of other business proposed to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

ARTICLE VIII

No director of the Corporation shall have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or hereafter may be amended. Any amendment, repeal or modification of this Article VIII, or the adoption of any provision of the Restated Certificate inconsistent with this Article VIII, shall not adversely affect any right or protection of a director of the Corporation with respect to any act or omission occurring prior to such amendment, repeal, modification or adoption. If the DGCL is amended after approval by the stockholders of this Article VIII to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

ARTICLE IX

The Corporation shall have the power to provide rights to indemnification and advancement of expenses to its current and former officers, directors, employees and agents and to any person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

ARTICLE X

Unless the Corporation consents in writing to the selection of an alternative forum, (a) the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on behalf of the Corporation, (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director or officer of the Corporation to the Corporation or to the Corporation’s stockholders, (iii) any action, suit or proceeding arising pursuant to any provision of the DGCL or the bylaws of the Corporation or this Restated Certificate (as either may be amended from time to time) or (iv) any action, suit or proceeding asserting a claim against the Corporation governed by the internal affairs doctrine; and (b) subject to the preceding provisions of this Article X, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause or causes of action arising under the Securities Act of 1933, as amended, including all causes of action asserted against any defendant to such complaint. For the avoidance of doubt, this provision is intended to benefit and may be enforced by the Corporation, its officers and directors, the underwriters to any offering giving rise to such complaint, and any other professional or entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering. If any action the subject matter of which is within the scope of clause (a) of the immediately preceding sentence is filed in a court other than the courts in the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (x) the personal jurisdiction of the state and federal courts in the State of Delaware in connection with any action brought in any such court to enforce the provisions of clause (a) of the immediately preceding sentence and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article X. Notwithstanding the foregoing, the provisions of this Article X shall not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts of the United States have exclusive jurisdiction.

If any provision or provisions of this Article X shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article X (including, without limitation, each portion of any paragraph of this Article X containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

ARTICLE XI

A. Notwithstanding anything contained in this Restated Certificate to the contrary, in addition to any vote required by applicable law, the following provisions in this Restated Certificate may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of the holders of at least 66 2/3% of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class: Part B of Article V, Article VI, Article VII, Article VIII, Article IX, Article X, and this Article XI.

B. If any provision or provisions of this Restated Certificate shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Restated Certificate (including, without limitation, each portion of any paragraph of this Restated Certificate containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby and (ii) to the fullest extent permitted by applicable law, the provisions of this Restated Certificate (including, without limitation, each such portion of any paragraph of this Restated Certificate containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

Consent Of The Majority

Stockholders Of

Viewbix Inc.

May 31, 2022

The undersigned, being the required majority of the stockholders (the “Majority Stockholders”) of Viewbix Inc., (the “Company”), and acting in accordance with Section 228 of the General Corporation Law of the State of Delaware, as amended (the “Law”) do hereby consent in writing to the adoption of the following resolutions, which resolutions will have the same force and effect as if duly adopted at a meeting of the Company’s stockholders duly called and held.

1. Amended and Restated Certificate of Incorporation

WHEREAS, on December 5, 2021, the Company entered into the Agreement and Plan of Merger with Gix Media Ltd., an Israeli company and Vmedia Merger Sub Ltd., an Israeli company and wholly owned subsidiary of the Company (the “Merger Agreement”);

WHEREAS, on February 13, 2022, a majority of the stockholders of the Company, upon the recommendation of the board of the directors (the “Board”), approved the amendment and restatement of its certificate of incorporation in order to, inter alia, change the Company’s name from “Viewbix Inc.” to “Gix Media, Inc.” (the “Name Change”);

WHEREAS, the Company recently determined it is not advisable and in the best interests of the Company and its stockholders to change the name of the Company and, accordingly, the Board determined it is advisable and in the best interests of the Company and its stockholders to remove the Name Change from the previously approved amended and restated certificate of incorporation, and, therefore, approve the version of amended and restated certificate of incorporation, substantially in accordance with the version attached hereto as Exhibit A (the “Amended and Restated COI”), which shall enter into effect simultaneous with and contingent upon the closing of the Merger Agreement; and

RESOLVED, following the recommendation of the Board, to approve that the currently effective Certificate of Incorporation be replaced in its entirety and in its place to adopt the Amended and Restated COI, substantially in the form attached hereto as Exhibit A, upon and subject to the closing of the Merger Agreement;

RESOLVED, that the Board may, in its sole discretion, abandon the Amended and Restated COI, and determine prior to the effectiveness of the filing of the Amended and Restated COI with the Delaware Secretary of State, not to effect any corporate actions contemplated by the Amended and Restated COI, without any further action by the Board or stockholders, as permitted under Section 242(c) of the Law.

RESOLVED, that each and any of the officers and directors of the Company are hereby authorized and directed to take all steps necessary to file the Amended and Restated COI with the Delaware Secretary of State, and any required regulatory filings with the Securities and Exchange Commission (SEC) or the Financial Industry Regulatory Authority (FINRA).

2. General Authority

RESOLVED, that any officer and director of the Company (each an “Authorized Person”) be, and each of them acting alone hereby is, authorized, empowered and directed, in the name and on behalf of the Company , to take or cause to be taken any and all such further actions, to execute and deliver or cause to be executed and delivered all such other documents, certificates, instruments and agreements, and to make such filings, in the name and on behalf of the Company , to incur and to pay all such fees and expenses as such Authorized Person shall in its judgment determine to be necessary, appropriate, desirable or advisable to carry out fully the intent and purposes of the foregoing resolutions, and the execution by such Authorized Person of any such document, the making of any such filings, or the payment of any such expenses or the doing by such Authorized Person of any act in connection with the foregoing matters shall conclusively establish his authority therefor and the approval of the documents so executed, the expenses so paid, the filings so made and the actions so taken;

Resolved, that all actions previously taken by any Authorized Person in connection with the transactions contemplated by the foregoing resolutions be, and they hereby are, adopted, ratified, confirmed and approved in all respect; and

Resolved, that this consent of the Majority Stockholders shall take effect immediately as of the date first above written and shall be filed in the record book of the Company with the minutes of the meetings of the stockholders of the Company.

[Signature pages to follow]

IN WITNESS HEREOF, the undersigned stockholders have executed this Written Consent, which may be executed in one or more counterparts, as of the last date written below and direct that this Written Consent be filed with the minutes of the proceedings of the Company’s Stockholders.

Stockholder Name:

By:
Name:
Title:
Date:

[Viewbix Inc. / Stockholders’ Resolution / May 31, 2022]